SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                           Washington, D.C. 20549


                                  FORM 8-K
                                  --------

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date Report (Date of earliest event reported) February 17, 1998



                       BONNEVILLE PACIFIC CORPORATION
                       ------------------------------
             (Exact name of registrant as specified in charter)



Delaware                         0-14846                  87-0363215
-----------------------------------------------------------------------------
(State or other                  (Commission              (IRA Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.
------      --------------------------

     On December 5, 1991, the Registrant filed a petition in the United
States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period January 1, 1998 to January 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.
------      ------------

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                             BONNEVILLE PACIFIC CORPORATION



                                  /s/ Roger G. Segal
                             By:  Roger G. Segal, Chapter 11 Trustee

DATED February 17, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                          BONNEVILLE PACIFIC CORPORATION


                               /s/ R. Stephen Blackham
                          By:  R. Stephen Blackham, Assistant Controller

DATED February 17, 1998

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------

28.1           Monthly Financial Report - Chapter 11, for
               the period January 1, 1998 to January 31,
               1998, of the Registrant, dated
               February 17, 1998 as filed by the
               Registrant with the United States Bankruptcy
               Court for the District of Utah, Central
               Division on February 17, 1998. . . . . . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                     CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO.  91A-27701    For Period January 1 to January 31, 1998
          ---------               ---------    ----------------

Accounting Method Used:  [X] Accrual Basis   [ ] Cash Basis


                                  COVER SHEET
-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box For         MONTH.  The debtor must attach each of the following
Each Required            reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document   Previously
Attached   Waived       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
   [X]        [ ]       Cash Receipts & Disbursements Statement (Form 2-B)
   [X]        [ ]       Balance Sheet (Form 2-C)
   [X]        [ ]       Profit and Loss Statement (Form 2-D)
   [X]        [ ]       Supporting Schedules (Form 2-E)
   [X]        [ ]       Quarterly Fee Summary (Form 2-F)
   [X]        [ ]       Narrative (Form 2-G)
   [X]        [ ]       Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and anyattachments thereto, is true and correct to the best of my knowledge and belief.

Executed on:  February 17, 1998
              -----------------

                              Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                          /s/ R. Stephen Blackham
                              By:         R. Stephen Blackham
                              Position:   Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 17th day of February 1998.


                                   /s/ Roger G. Segal
                              By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                  Narrative
                     For the Month Ended January 31, 1998


                                  Form 2-G


-----------------------------------------------------------------------------

Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of January 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of January and the first part of February 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action pending in the United States District Court, Case No. 92-C-364-J (the "Litigation") has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5) Annual Reports, including the Report for the period of July 1, 1996 through June 30, 1997 filed on September 4, 1997 concerning the Administration of the Estate. These Reports (which are on file with both the Bankruptcy Court and the United States Securities & Exchange Commission) must be reviewed for an understanding of the history and nature of the Litigation, including previous settlements(2) reached by the Trustee. The Litigation has been concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through February 13, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee has also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is considering possible claims against only one (1) individual who executed a tolling agreement. If the Trustee is not able to settle possible claims held by the estate against such person, then in the next few months the Trustee, through his special litigation counsel, may commence additional litigation. In the Trustee's opinion, the value of the "tolled" claims is not substantial.

     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are proceeding with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that will be distributed to the participants includes an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NCA #1 and representatives of NPC have reached a settlement agreement relating to curtailment issues, which settlement is subject to the approval of the Projects Lending Group and the Public Service Commission of Nevada ("PSCN"). The Projects Lending Group has approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the Public Service Commission of Nevada. A scheduling conference has now been held concerning the Petition filed with the Public Service Commission and a schedule set, which schedule includes formal hearings on the Petition before the Public Service
     Commission, on April 6 through April 8, 1998.   The Trustee and his
     counsel continue to monitor the appeal before the First Judicial
     District Court of the State of Nevada of curtailment protocols issued by the Public Service Commission of Nevada. A stipulation staying the briefing schedule and permitting the PSCN to consider the approval of the above referenced settlement agreement has been signed and filed by the parties.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control NOx emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which is now being reviewed by representatives of NCA#1 and which the parties anticipate will be finalized and signed sometime later this year.

On August 20, 1996 the Trustee filed a Motion for Establishment of a Supplementary Claims Bar Date seeking to set December 16, 1996 as the supplementary claims bar date by which all creditors of Bonneville who had not previously been adequately notified to file claims must complete and file a proof of claim with the Clerk of the Bankruptcy Court.  The Trustee believes that most of the new claims which have been filed relate to possible claims against Bonneville arising out of the purchase or sale of its securities. See 11 U.S.C. Section 510(b). A hearing on the Motion was scheduled before the Bankruptcy Court on September 10, 1996. No objections to the Motion were filed and at the hearing the Court granted the Motion and signed an order establishing the supplementary claims bar deadline. Consequently, the Trustee proceeded with the action authorized by the order granting the Motion; specifically, notice was sent to thousands of potential claimants and notice was published in newspapers of general circulation throughout the United States. Through December 16, 1996 approximately 4,000 new proofs of claim were filed with the Bankruptcy Court and approximately 370 additional claims have been filed since December 16, 1996. A total of 4,619 proofs of claims have now been filed. The Trustee has completed his initial review of each of the claims. See the Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate filed on or about March 17, 1997 and the Annual Report for the period July 1, 1996 through June 30, 1997 filed by the Trustee on September 4, 1997. For updated figures on some of the claims see the "Conditional Letter Agreement" dated December 31, 1997 which was filed with the Bankruptcy Court on December 31, 1997 and was filed with the United States Securities & Exchange Commission (in a Form 8K) on or about January 5, 1998 and also see Note Number 3 to the herewith attached Financial Statement. The Trustee has objected to (with most of the objections having been sustained by the Bankruptcy Court) and will likely continue to object to
a number of the new claims which have been filed.   The Trustee on
November 13, 1997 filed an objection to certain claims filed after the supplementary claims bar date and a hearing on the objection was held as scheduled on December 15, 1997; at the hearing the Court (a) sustained the Trustee's objection with regard to 55 claims and disallowed such claims in their entirety, and (b) allowed as timely filed an additional 88 claims that were the subject of the objection.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and will soon commence work on an audit for 1997.

After lengthy negotiations with various parties-in-interest, on December 31, 1997 the Trustee entered into a "Conditional Letter Agreement" (hereafter the "CLA") with certain creditors of the Company. A copy of the CLA was filed with the Bankruptcy Court on December 31, 1997 and with the United States Securities and Exchange Commission (in the form of an 8K) on or about
January 5, 1998. The CLA sets forth some of the terms of a Chapter 11 plan for the Company that will be proposed by the Trustee in the future. Such Chapter 11 plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company. The CLA also sets forth the treatment that will be accorded to most of the creditors of the Company in the proposed Chapter 11 plan to be filed by the Trustee.(3) The CLA must be read in its entirety for all the provisions of the conditional settlement. The CLA is conditioned upon approval by the Bankruptcy Court in the context of a Chapter 11 plan confirmation process; such process includes the approval by the Bankruptcy Court of a disclosure statement; until a disclosure statement has been approved by the Bankruptcy Court, no party-in-interest may solicit the acceptance or rejection of any plan. If the Bankruptcy Court does not confirm the proposed Chapter 11 plan to be submitted by the Trustee for the Company, then the CLA will be void. Any Chapter 11 plan for the Company must first be
---------------
(3) One of the issues conditionally resolved in the CLA, subject to Bankruptcy Court approval in the context of the plan confirmation process, is the amount of post-petition interest to be paid on the approximately $100 million in senior (pre-petition) debt. On
     December 12, 1997 (a date prior to the execution of the CLA), C. Derek Anderson initiated (and later served) an adversary proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co., seeking a judgment declaring that senior creditors are not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). In light of the CLA, the Trustee has moved to intervene in the Adversary Proceeding and, if the motion to intervene is granted, will then move to dismiss the complaint because the Trustee believes that the post-petition interest issue is better resolved in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-interest. A hearing on the Trustee's Motion to Intervene is currently scheduled on March 2, 1998. In addition Halcyon, Alan B. Slifka Management & Co. has filed a Motion to Dismiss.

approved (and confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective. The Trustee believes that the settlement reflected in the CLA is fair, reasonable and is in the best interest of the Company, its creditors and stockholders as the Trustee's proposed Chapter 11 plan would, if confirmed by the Bankruptcy Court, permit the Company to emerge from its bankruptcy proceeding sometime in 1998. The Trustee intends to file his Chapter 11 Plan and Disclosure Statement sometime within the next few weeks.

In light of the CLA and the Trustee's previously stated opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the CLA.

On or about January 5, 1998, the Bankruptcy Court approved a settlement between the Trustee and San Diego County (California) concerning a dispute over the property taxes owed by the Company relating to the Company's Kyocera Power Project. Pursuant to the settlement, on or about January 12, 1998 the Company paid San Diego County the sum of $120,000.00 in complete satisfaction of all property taxes related to the Kyocera Power Project, including but not limited to property taxes for the period from July 1, 1993 through June 30, 1998.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in valuing the Company's (and its affiliates') business assets. The Trustee will not make public the valuation work performed by Bear, Stearns & Company until such time as the Trustee completes his proposed disclosure statement which will be filed along with his proposed Chapter 11 plan. However, in part based upon the valuation work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                   For Period January 1 -January 31, 1998
-----------------------------------------------------------------------------

                             CASH RECONCILIATION


1.  Beginning Cash Balance:                                  $150,463,645.26

2.  Cash Receipts: (See Page 2 of 2)            859,272.57

3.  Cash Disbursements: (See Page 2 of 2)      (377,740.24)
                                                ----------
4.  Net Cash Flow:                                                481,532.33
                                                                  ----------
5.  Ending Cash Balance:                                     $150,945,177.59
                                                             ===============


                     CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                  FINANCIAL INSTITUTION
PAYROLL ACCOUNT                          $339.23         FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       525.79         KEY BANK OF UTAH
GENERAL CORP CASH                     385,516.88         KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT         2,872,218.18   (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,413,297.67   (A)   US BANK
CHPTR 11 TRUSTEE - JT CD           14,946,047.19   (A)   KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           26,751,932.03   (A)   BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            20,578.15   (A)   BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    94,441,128.81   (A)   NATIONS BANK
PROCEEDS FROM ASSET SALES               4,122.40   (A)   KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE           109,471.26         KEY BANK OF UTAH
                                      ----------
                                 $150,945,177.59
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                   For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------

                          CASH RECEIPTS JOURNALS

BANK ACCOUNT                       TOTAL             PAGE REF
PAYROLL ACCOUNT                     $25,751.91           A
PAYROLL TAX ACCOUNT                  16,939.60           B
GENERAL CORP CASH                   230,769.01           C
CHPTR 11 TRUSTEE JOINT ACCT          10,904.31           E
CHPTR 11 TRUSTEE - CD ACCT                0.00          N/A
CHPTR 11 TRUSTEE - JT CD            128,422.23           F
CHPTR 11 TRUSTEE - JT CD             75,284.54           G
CHPTR 11 TRUSTEE JT SAVINGS           4,402.97           H
CHPTR 11 TRUSTEE JOINT MMA ACCT     408,853.67           I
PROCEEDS FROM ASSET SALES                11.36           J
KYOCERA MAINTENANCE RESERVE          10,624.48           K
                                     ---------
                                    911,964.08
     LESS:  ACCOUNT TRANSFERS       (52,691.51)
                                     ---------
     TOTAL CASH RECEIPTS           $859,272.57
                                   ===========


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                       TOTAL             PAGE REF
PAYROLL ACCOUNT                     $25,778.65           A
PAYROLL TAX ACCOUNT                  16,939.60           B
GENERAL CORP CASH                   316,113.05           D
CHPTR 11 TRUSTEE JOINT ACCT              43.00           E
CHPTR 11 TRUSTEE - CD ACCT                0.00          N/A
CHPTR 11 TRUSTEE - JT CD                  0.00           F
CHPTR 11 TRUSTEE - JT CD                  0.00           G
CHPTR 11 TRUSTEE JT SAVINGS               0.00           H
CHPTR 11 TRUSTEE JOINT MMA ACCT           0.00           I
PROCEEDS FROM ASSET SALES                 0.00           J
KYOCERA MAINTENANCE RESERVE          71,557.45           K
                                     ---------
                                    430,431.75
     LESS:  ACCOUNT TRANSFERS       (52,691.51)
                                     ---------
     TOTAL CASH DISBURSEMENTS      $377,740.24
                                   ===========

                                                                     Form 2-B
                                                                  Page 2 of 2


                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Payroll Account
                   For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
01/13/98  CK# 6769   BPC - GENERAL       $16,092.35  PAYROLL TRANSFER
01/28/98  CK# 6800   BPC - GENERAL         9,659.56  PAYROLL TRANSFER
                                           --------
          TOTAL CASH RECEIPTS            $25,751.91
                                         ==========


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
01/15/98             PAYROLL SUMMARY     $16,092.35
01/31/98             PAYROLL SUMMARY       9,659.56
01/31/98  BANK STMT  KEY BANK OF UTAH         26.74  SERVICE CHARGE
                                              -----
          TOTAL CASH DISBURSEMENTS       $25,778.65
                                         ==========

                                     A

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                           Payroll Tax Account
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT      DESCRIPTION
01/13/98  CK# 6770   BPC - GENERAL        $11,607.29  PR TAX TRANSFER
01/19/98  CK# 6795   BPC - GENERAL            256.77  PR TAX TRANSFER
01/28/98  CK# 6811   BPC - GENERAL          5,075.54  PR TAX TRANSFER
                                            --------
          TOTAL CASH RECEIPTS             $16,939.60
                                          ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT      DESCRIPTION
01/06/98  CK# 1253   UTAH WORKFORCE SERVICES      $242.34  STATE UNEMPLOYMENT
01/15/98  KEY TAX    KEY BANK OF UTAH               14.43  FEDERAL UNEMPLOYMENT
01/15/98  KEY TAX    KEY BANK OF UTAH           10,099.62  FEDERAL TAX DEPOSIT
01/15/98  KEY TAX    KEY BANK OF UTAH            4,350.44  FEDERAL TAX DEPOSIT
01/28/98  CK# 1254   UTAH ST TAX COMMISSION      2,232.77  STATE TAX DEPOSIT
                                                 --------
          TOTAL CASH DISBURSEMENTS             $16,939.60
                                               ==========


                                    B

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
01/02/98  DS010298   W. JOHNSON               $100,000.00  SETTLEMENT PAYMENT
01/09/98  DS010998   C. MOWER                       50.11  EXPENSE REIMBURSEMENT
01/09/98  DS010998   US BANK                    50,235.39  INTEREST INCOME
01/30/98  DS013098   SEDGWICK                      250.00  EXPENSE REIMBURSEMENT
01/30/98  DS013098   CSC                         1,100.40  EXPENSE REIMBURSEMENT
01/30/98  DS013098   SAN DIEGO GAS & ELECTRIC    1,572.39  ENERGY REVENUE-KYOCERA
01/30/98  DS013098   C. MOWER                       29.67  EXPENSE REIMBURSEMENT
01/30/98  DS013098   US BANK                    75,656.53  INTEREST INCOME
01/31/98  BANK STMT  KEY BANK OF UTAH            1,874.52  INTEREST INCOME
                                                 --------
          TOTAL CASH RECEIPTS                 $230,769.01
                                              ===========

                                     C

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                              AMOUNT       DESCRIPTION
01/05/98  1006748    INTERNAL REVENUE SERVICE           $16,028.36   PENALTY & INTEREST FYE 12/96
01/06/98  1006749    AIRBORNE EXPRESS                        29.94   EXPRESS MAIL EXPENSE
01/06/98  1006750    AMPCO SYSTEM PARKING                   134.00   RENT-PARKING
01/06/98  1006751    BONNEVILLE PACIFIC SERVICES          5,635.49   KYOCERA-O&M EXPENSE
01/06/98  1006752    BPC-KYOCERA MAINT RESERVE           10,000.00   TRANSFER-MAINT RESERVE
01/06/98  1006753    MARCIA CUSTER                          107.23   EXPENSE REIMBURSEMENT
01/06/98  1006754    DORN ASSOCIATES LTD                 12,573.00   RENT-OFFICE SPACE & PARKING
01/06/98  1006755    FIDELITY TRANSFER COMPANY              700.00   OFFICE SUPPLIES & EXPENSE
01/06/98  1006756    FIRST CONTINENTAL LIFE & ACCIDENT    3,162.97   INSURANCE-DENTAL
01/06/98  1006757    FRONTIER COMMUNICATIONS SRVCS          420.15   TELEPHONE EXPENSE
01/06/98  1006758    GENERATOR POWER SYSTEMS INC         16,510.46   KYOCERA-O&M EXPENSE
01/06/98  1006759    GLOBAL POWER REPORT                    965.00   DUES & SUBSCRIPTIONS
01/06/98  1006760    MOUNT OLYMPUS WATER                     11.98   OFFICE SUPPLIES & EXPENSE
01/06/98  1006761    PDS ENGINEERING CONSTRUCTION        38,500.00   KYOCERA CONSULTING FEES
01/06/98  1006762    THE PLANT GALLERY                      139.00   OFFICE SUPPLIES & EXPENSE
01/06/98  1006763    REDMAN VAN & STORAGE CO INC            161.28   RENT-STORAGE
01/06/98  1006764    ENERGY & BUSINESS NEWSLETTER           995.00   CONFERENCES & SEMINARS
01/06/98  1006765    THE SEC INSTITUTE INC                1,920.00   CONFERENCES & SEMINARS
01/06/98  1006766    UNITED HEALTH CARE                  20,765.16   INSURANCE-HEALTH
01/09/98  1006768    SAN DIEGO COUNTY TAX COLLECTOR     120,000.00   PROPERTY TAX SETTLEMENT
01/13/98  1006769    BPC-PAYROLL ACCOUNT                 16,092.35   TRANSFER-PAYROLL ACCT
01/13/98  1006770    BPC-PAYROLL TAX ACCT                11,607.29   TRANSFER-PAYROLL TAX ACCT
01/13/98  1006771    WELLS FARGO BANK                       883.81   401K CONTRIBUTIONS
01/13/98  1006772    WELLS FARGO BANK                        81.70   401K EMPLOYEE LOAN PAYMENT
01/19/98  1006773    AIRBORNE EXPRESS                        60.13   EXPRESS MAIL EXPENSE
01/19/98  1006774    AUTOMATED OFFICE SYSTEMS INC           198.94   OFFICE SUPPLIES & EXPENSE
01/19/98  1006775    BENEFICIAL LIFE INSURANCE CO           778.15   INSURANCE-LIFE
01/19/98  1006776    COMPUSERVE                               9.95   OFFICE SUPPLIES & EXPENSE
01/19/98  1006777    CSC NETWORKS                           143.00   OFFICE SUPPLIES & EXPENSE
01/19/98  1006778    CYMA HELP!                              30.00   OFFICE SUPPLIES & EXPENSE
01/19/98  1006779    FLORAL TAPESTRY                         58.36   OFFICE SUPPLIES & EXPENSE
01/19/98  1006780    DEEA HOBBS                              54.40   EXPENSE REIMBURSEMENT
01/19/98  1006781    MOUNT OLYMPUS WATER                     16.60   OFFICE SUPPLIES & EXPENSE
01/19/98  1006782    MOUNTAIN STATES OFFICE PRODUCTS        202.50   OFFICE SUPPLIES & EXPENSE
01/19/98  1006783    CLARK MOWER                          1,114.06   EXPENSE REIMBURSEMENT
01/19/98  1006784    THE PRUDENTIAL                         993.77   INSURANCE-DISABILITY
01/19/98  1006785    PROTEL                                  76.39   OFFICE SUPPLIES & EXPENSE
01/19/98  1006786    REDMAN VAN & STORAGE CO INC            682.46   RENT-STORAGE
01/19/98  1006787    SALT LAKE CITY CORPORATION             142.00   FEES & LICENSES
01/19/98  1006788    SAN DIEGO GAS & ELECTRIC               101.26   KYOCERA-O&M EXPENSE
01/19/98  1006789    SECRETARY OF STATE OF NEVADA           100.00   OFFICE SUPPLIES & EXPENSE
01/19/98  1006790    STATE TREASURER OF CALIFORNIA        2,520.00   WELL ASSESSMENT
01/19/98  1006791    SWIRE COCA-COLA USA                     60.62   OFFICE SUPPLIES & EXPENSE
01/19/98  1006792    UNUM LIFE INSURANCE CO               1,487.45   INSURANCE-DISABILITY

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                            General Corp Cash
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                   CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                                AMOUNT       DESCRIPTION
01/19/98  1006793    XEROX CORPORATION                         326.97  OFFICE SUPPLIES & EXPENSE
01/06/98  1006794    WORKERS COMP FUND OF UT                   368.41  INSURANCE-WORKERS COMP
01/19/98  1006795    BPC-PAYROLL TAX ACCT                      256.77  TRANSFER-PAYROLL TAX ACCT
01/28/98  1006796    AIRBORNE EXPRESS                           34.14  EXPRESS MAIL EXPENSE
          1006797    VOID
          1006798    VOID
          1006799    VOID
01/28/98  1006800    BPC-PAYROLL ACCOUNT                     9,659.56  TRANSFER-PAYROLL ACCT
01/28/98  1006801    FIRST CONTINENTAL LIFE & ACCIDENT       3,138.54  INSURANCE-DENTAL
01/28/98  1006802    GENERATOR POWER SYSTEMS INC             3,510.00  KYOCERA-O&M EXPENSE
01/28/98  1006803    MOUNT OLYMPUS WATER                        35.97  OFFICE SUPPLIES & EXPENSE
01/28/98  1006804    PROTEL                                     37.22  OFFICE SUPPLIES & EXPENSE
01/28/98  1006805    TRAVEL ZONE CRUISE ZONE                 3,226.04  TRAVEL EXPENSE
01/28/98  1006806    UNUM LIFE INSURANCE CO                  1,553.28  INSURANCE-DISABILITY
01/28/98  1006807    US WEST COMMUNICATIONS                    782.12  TELEPHONE EXPENSE
01/28/98  1006808    WELLS FARGO BANK                          849.52  401K CONTRIBUTION & LOAN PMT
01/28/98  1006809    AMPCO SYSTEM PARKING                      134.00  RENT-PARKING
01/28/98  1006810    BENEFICIAL LIFE INSURANCE                 818.53  INSURANCE-LIFE
01/28/98  1006811    BPC-PAYROLL TAX ACCT                    5,075.54  TRANSFER-PAYROLL TAX ACCT
01/31/98  BANK STMT  KEY BANK OF UTAH                           52.23  BANK SERVICE CHARGE
                                                                -----
          TOTAL CASH DISBURSEMENTS                        $316,113.05
                                                          ===========

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT      DESCRIPTION
01/31/98  BANK STMT  KEY BANK            $10,904.31  INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT      DESCRIPTION
01/31/98  BANK STMT  KEY BANK OF UTAH    $43.00      BANK SERVICE CHARGE


                                    E

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Chapter 11 Trustee JT - CD Account
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT        DESCRIPTION
01/24/98  BANK STMT  KEY BANK OF UTAH     $128,422.23   INTEREST INCOME


                        CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE


                                     F

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                   For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
01/31/98  BANK STMT  BANK ONE            $75,284.54   INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE


                                    G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
                   For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
01/31/98  BANK STMT  BANK ONE             $4,402.97    INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE


                                     H

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Chapter 11 Trustee JT - MMA Account
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
01/31/98  BANK STMT  NATIONS BANK         $408,853.67  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
                     NONE


                                     I

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                        Proceeds From Asset Sales
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
01/31/98  BANK STMT  KEY BANK OF UTAH    $11.36       INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE


                                     J

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                   For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
01/05/98  CK# 6752   BONNEVILLE PACIFIC CORP  $10,000.00   TRANSFER
01/31/98  BANK STMT  KEY BANK OF UTAH             624.48   INTEREST INCOME
                                                  ------
          TOTAL CASH RECEIPTS                 $10,624.48
                                              ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                    AMOUNT        DESCRIPTION
01/19/98  CK #1033    CABLE MECHANICAL          $7,881.49     KYOCERA O&M EXPENSE
01/19/98  CK #1034    GENERATOR POWER SYSTEMS   63,675.96     KYOCERA O&M EXPENSE
                                                ---------
                                               $71,557.45
                                               ==========


                                     K

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Balance Sheet
                          As of January 31, 1998
-----------------------------------------------------------------------------


ASSETS
Current Assets:
   Cash                                        $150,945,178
   Accounts receivable - trade                       59,821
   Accounts receivable - settlements (Note 4)     5,488,116
   Accounts receivable - affiliates                  75,520
   Prepaid insurance                                 25,069
   Accrued interest receivable                      131,767
                                                    -------
   Total current assets                                        $156,725,471
Fixes Assets:
   Land                                             198,424
   Equipment, furniture and fixtures              3,805,439
   Total fixed assets                             4,003,863
   Less:  Accumulated depreciation               (3,171,057)
                                                  ---------
   Net fixed assets                                                 832,806
Other Assets:
   Investment in and advances to subsidiaries
       and partnership (Note 7)                  25,486,832
   Other assets                                       1,820
                                                      -----
   Total other assets                                            25,488,652
                                                                 ----------
TOTAL ASSETS                                                   $183,046,929
                                                               ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                        $105,686
   Accounts payable - professional fees
      and costs                                   2,236,477
   Accrued income taxes payable (Note 5)                  0
   Taxes payable                                          0
   Accrued interest                              46,014,166
                                                 ----------
   Total post-petition liabilities                              $48,356,329
Pre-Petition Liabilities:
   Priority claims                                    5,180
   Secured debt                                           0
   Unsecured debt (Notes 1 and 3)                99,967,970
                                                 ----------
Total Pre-Petition Liabilities                                   99,973,150
                                                                 ----------
TOTAL LIABILITIES                                               148,329,479

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                 213,752
Paid-In-Capital                                 121,590,029
Treasury Stock                                   (2,308,255)
Retained Earnings:
   Pre-Petition                                 (56,551,908)
   Post-Petition (Note 6)                       (28,226,168)
                                                 ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                             34,717,450
                                                                 ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                           $183,046,929
                                                               ============

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                  For Period January 1 - January 31, 1998
-----------------------------------------------------------------------------


Gross operating revenue                          $110,072
Less discount, returns and allowances                   0
                                                        -
   Net operating revenue                                      $110,072

   Cost of goods sold                                         (163,173)
                                                               -------
   Gross profit                                                (53,101)

Operating expenses:
   Salaries and wages                              41,711
   Rent and leases                                  3,401
   Payroll taxes                                   12,293
   Insurance                                        6,252
   Other                                           11,854
                                                   ------
   Total operating expenses                                    (75,511)

   Operating income (loss)                                    (128,612)

Legal and professional fees and costs (Note 4)    104,065
Depreciation, depletion and administration          3,618
Claims settlement expense                               0
Interest expense                                  599,690
                                                  -------
   Total                                                      (707,373)
                                                               -------
   Net operating income (loss)                                (835,985)

Non-operating income and (expenses):
   Interest income                                678,447
   Other income - settlements                           0
   Other income                                       812
   Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                   451,041
                                                  -------
         Net non-operating income or (expenses)              1,130,300
                                                             ---------

         Net income (loss) before income taxes                 294,315
         Provision for income taxes (benefit) (Note 5)               0
                                                                     -

         NET INCOME (LOSS)                                    $294,315
                                                              ========

                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                   For Period January 1 to January 31, 1998
-----------------------------------------------------------------------------


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statement, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,100,000.00, post-petition debenture sale claims in the approximate amount of $10,700,000.00, limited partner claims in the approximate amount of $4,000,000.00, Section 510(b) equity claims in the approximate amount of between $40,000,000.00 and $45,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, and potential administrative fees which may be allowed by the Bankruptcy Court.

     The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                                 (Continued)
                   For Period January 1 to January 31, 1998
-----------------------------------------------------------------------------

     For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlements represent only court approved settlements where all conditions precedent have occurred and the settlements were fully effective as of January 31, 1998 and are reflected on the January 31, 1998 Financial Statements.

     Approved settlements are as follows:

                       W. Johnson                $988,116
                       Westinghouse Electric    3,000,000
                       Piper Jaffray            1,500,000
                                                ---------
                                               $5,488,116

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt as rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advanced to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets.

                                                                     Form 2-D
                                                                  Page 3 of 3

                               DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                         Case No. 91A-27701
                               Taxes Payable Schedule (Post-Petition)
                             For the Period January 1 to January 31, 1998

                           Beginning                                Payments   Date      Check    Ending
                           Balance       Adjustments  Additions     Deposits   Paid      Numb.    Balance
Income tax withheld:
   Federal                        $0.00        $0.00   ($8,160.94)     $6,025.48  01/15/98  KEY TAX    $0.00
                                                                        2,135.46  01/01/98  KEY TAX

   State                           0.00                 (2,232.77)      2,232.77  01/28/98  1254

FICA tax withheld                  0.00                 (3,144.56)      2,037.07  01/15/98  KEY TAX
                                                                        1,107.49  01/31/98  KEY TAX     0.00

Employer's FICA tax                0.00                 (3,144.56)      2,037.07  01/15/98  KEY TAX
                                                                        1,107.49  01/31/98  KEY TAX     0.00

Unemployment tax:
   Federal                         0.00                    (14.43)         14.43  01/15/98  KEY TAX     0.00
   State                           0.00                   (242.34)        242.34  01/06/98  1253        0.00

Sales, use & excise taxes          0.00                                                                 0.00
   Property taxes           (120,000.00)                     0.00     120,000.00  01/09/98  1006768     0.00

Accrued income tax:
   Federal                         0.00         0.00                                                    0.00
   State                           0.00         0.00         0.00           0.00                        0.00

Delaware franchise tax             0.00                                                                 0.00

Employee withholding               0.00         0.00    (1,651.63)        883.81  01/13/98  1006771     0.00
                                   ----         ----     --------         767.82  01/28/98  1006808     ----
                                                                          ------
TOTALS                     ($120,000.00)       $0.00  ($18,591.23)    $18,591.23                        0.00
                            ===========        =====   ==========     ==========                        ====

                           DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                     Case No. 91A-27701
                                     Insurance Schedule
                           For Period January 1 to January 31, 1998

                                                                 Policy
                                                    Amount of    Expiration     Premium Paid
                          Carrier/Agent             Coverage     Date           Thru Date
Worker's Compensation     Various State Funds       Statutory
                                                    $1,000,000   (A)            01/31/98

General Liability         Travelers Insurance/
                          Sedgwick James            5,000,000    08/17/98       08/17/98

Vehicles                  Travelers Insurance/
   (Hired/Non-Owned)      Sedgwick James            5,000,000    08/17/98       08/17/98

Property:
   Bonneville Pacific     Federal Insurance Co./
                          Sedgwick James            735,000      08/17/98       08/17/98

   Kyocera                Federal/Hartford Steam/
                          Sedgwick James            5,352,879    08/17/98       08/17/98


(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                   Accounts Receivable and Payable Aging
                 For Period January 1 to January 31, 1998
-----------------------------------------------------------------------------


                                                          Accounts
                           Non-Affiliate    Accounts      Payable
                           Accounts         Payable       Professional
                           Receivable       Trade         Fees
Under 30 days              $5,488,116         $100,995    $2,236,477
30 to 60 days                       0              117             0
61 to 90 days                       0                0             0
Over 90 days                        0            4,574             0
                                    -            -----             -
Total post-petition         5,488,116          105,686     2,236,477

Pre-petition amounts                0        3,664,200             0
                                    -        ---------             -

Total accounts receivable  $5,488,116
                           ==========
Total accounts payable                      $3,769,886    $2,236,477
                                            ==========    ==========

                            Affiliate
                            Accounts
                            Receivable

Under 30 days                 $47,291
30 to 60 days                  28,229
61 to 90 days                       0
Over 90 days                        0
                                    -
Total post-petition
   affiliate accounts
   receivable                 $75,520
                              =======


                                                                     Form 2-E
                                                                  Page 3 of 5

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                  For Period January 1 to January 31, 1998
-----------------------------------------------------------------------------


                                                Date of
                                                Court        Estimated
                                Amount Paid     Approval     Balance Due
Court Appointed Trustee                  $0                     $53,783     (1)
Trustee's Counsel                         0                     161,762     (1)
Trustee's Accountants                     0                      29,281
Trustee's Special Plan Counsel            0                      90,000
Special Litigation Counsel for
   Trustee - Costs                        0                       3,151
   Trustee - Fees                         0                   1,798,500     (2)
Auditors                                  0                           0
Financial Consultants                     0                     100,000
                                          -                     -------
   Total                                 $0                  $2,236,477
                                         ==                  ==========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

            1.  $3,000,000.00 - Westinghouse Settlement    Fees - $990,000
            2.  $1,500,000.00 - Piper Jaffray Settlement   Fees - $495,000
            3.  $1,050,000.00 - Johnson Settlement         Fees - $313,500

     The $3,000,000.00 Westinghouse settlement payment, the $1,500,000.00 Piper Jaffray settlement payment and approximately $1,145,305.00 of the Johnson settlement have not yet been received. Settlements have been booked as receivables.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                Schedule of Payments to Principal/Executives
                  For Period January 1 to January 31, 1998
-----------------------------------------------------------------------------

Payee Name           Position     Nature of Payment        Amount
Ralph F. Cox         Director     Director Fees                 $0.00

Calvin L. Rampton    Director     Director Fees                 $0.00

Clark M. Mower       President    Salary                   $21,895.84
                                  Expense Reimbursement     $1,114.06

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                           Quarterly Fee Summary
                       Month Ended January 31, 1998
-----------------------------------------------------------------------------


                        Cash           Quarterly   Payment
                        Disbursement   Fee Due     Check No.   Date
January                 $377,740.24
February
March
                        -----------
   Total 1st Quarter     377,740.24

April
May
June
   Total 2nd Quarter

July
August
September
   Total 3rd Quarter

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F

                 DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Case No. 91A-27701
                         Quarterly Fee Summary
                     Year Ended December 31, 1997
-----------------------------------------------------------------------------


                           Cash            Quarterly    Payment
                           Disbursement    Fee Due      Check No.   Date
January                      $220,508.24
February                      169,408.87
March                         215,808.71
                              ----------
   Total 1st Quarter          605,725.82   $3,750.00    1006268     04/17/97

April                       4,093,233.83
May                           128,144.26
June                          152,976.15
                              ----------
   Total 2nd Quarter        4,374,354.24   $8,000.00    1006458     07/23/97

July                          126,042.84
August                      2,298,948.13
September                     957,979.91
                              ----------
   Total 3rd Quarter        3,382,970.88   $8,000.00    1006639     10/29/97

October                       147,513.05
November                      458,527.92
December                    1,065,805.09
                            ------------
   Total 4th Quarter        1,671,846.06   $5,000.00    1006820     2/4/98

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F